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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 11, 2005


                        FINANCIAL ASSET SECURITIES CORP.


            (as depositor under the Pooling and Servicing Agreement, dated as of March 15, 2005, providing for the issuance of
               Mortgage Pass-Through Certificates, Series 2005-1)



                        Financial Asset Securities Corp.
                        --------------------------------
             (Exact name of registrant as specified in its charter)
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
          Delaware                                   333-120038                 06-1442101
----------------------------------                   ------------               ----------
(State or Other Jurisdiction                         (Commission                (I.R.S. Employer
of Incorporation)                                    File Number)               Identification Number)

600 Steamboat Road,
Greenwich, Connecticut                                                           06830
-------------------------------------------------                                -----
(Address of Principal Executive Offices)                                       (Zip Code)

Registrant's telephone number, including area code:  (203) 625-2700
                                                     --------------


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 8.01.        Other Events.
                  ------------

Description of the Certificates and the Mortgage Pool

         Financial Asset Securities Corp. (the "Registrant") plans a series of certificates, entitled EquiFirst Mortgage Loan Trust, Series 2005-1, Mortgage
Pass-Through Certificates (the "Certificates"), to be issued pursuant to a pooling and servicing agreement, dated as of March 15, 2005, among the Registrant as depositor, Saxon Mortgage Services, Inc. as servicer and Deutsche
Bank National Trust Company as trustee. The Certificates designated as the
Series 2005-1 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four-family, adjustable-rate mortgage loans secured by first liens on residential properties, having original terms to maturity up to 30 years (the "Mortgage Loans").

Computational Materials

         Greenwich Capital Markets, Inc. (the "Underwriter") has advised the
Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as "Computational Materials," in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

         The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

         The Computational Materials were prepared by the Depositor at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.



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Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

         (a)      Financial Statements.
                  --------------------

                  Not applicable.

         (b)      PRO FORMA Financial Information.
                  -------------------------------

                  Not applicable.

         (c)      Exhibits
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
                                     ITEM 601(A) OF
                                     REGULATION S-K
      EXHIBIT NO.                     EXHIBIT NO.                                    DESCRIPTION
      -----------                     -----------                                    -----------
           1                               99                    Computational Materials (as defined in Item 8.01)
                                                                 that have been provided by Financial Asset
                                                                 Securities Corp. to certain prospective purchasers
                                                                 of EquiFirst Mortgage Loan Trust 2005-1,
                                                                 Asset-Backed Certificates, Series 2005-1 (filed in
                                                                 paper pursuant to the automatic SEC exemption
                                                                 pursuant to Release 33-7427, August 7, 1997).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 11, 2005

                                      FINANCIAL ASSET SECURITIES CORP.


                                      By: /s/ Frank Skibo
                                          ----------------------------
                                      Name:   Frank Skibo
                                      Title:  Senior Vice President



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                                Index to Exhibits



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
                                          Item 601(a) of
                                          Regulation S-K
         Exhibit Number                    Exhibit No.                Description        Sequentially Numbered Page
         --------------                    -----------                -----------        --------------------------
                1                               99                  Computational             Filed Manually
                                                                    Materials
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